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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                  FORM 8-K/A*


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2001

                              LSI LOGIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
        0-11674                                     94-2712976
  (COMMISSION FILE NO.)                   (IRS EMPLOYER IDENTIFICATION NO.)
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                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 433-8000


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* LSI Logic Corporation's Current Report on Form 8-K, as filed on June 15, 2001, is Amended and Restated in its entirety as set forth herein.


                                 --------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 11, 2001, LSI Logic Corporation ("LSI Logic") completed an acquisition in which it acquired C-Cube Microsystems Inc. ("C-Cube") pursuant to an Agreement and Plan of Reorganization, dated as of March 26, 2001 (the "Reorganization Agreement"), by and among LSI Logic, C-Cube and Clover Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of LSI Logic. Pursuant to the Reorganization Agreement, Merger Sub was merged with and into C-Cube, with C-Cube being the surviving corporation (the "Merger"). As a result of the Merger, C-Cube became a wholly owned subsidiary of LSI Logic.

     LSI Logic accomplished its acquisition of C-Cube in a two-step transaction. In the first step of the transaction, Merger Sub completed an exchange offer (the "Offer") in which it offered to exchange 0.79 of a share of LSI Logic common stock for each outstanding share of C-Cube common stock that was validly tendered and not properly withdrawn prior to the expiration of the Offer. In the Offer, which included a subsequent offering period, LSI Logic, through Merger Sub, acquired more than 90% of the total number of outstanding shares of C-Cube common stock.

     The second step of the transaction consisted of the Merger. In the Merger, each outstanding share of C-Cube common stock which was not exchanged in the Offer was exchanged for the right to receive 0.79 of a share of LSI Logic common stock (the same exchange ratio offered in the Offer). Each option to purchase shares of C-Cube common stock outstanding immediately prior to the completion of the Merger was converted into an option to purchase shares of LSI Logic common stock based on the same exchange ratio.

     The Merger is intended to qualify as a tax-free reorganization and is being accounted for as a purchase. The description contained in this Item 2 of the transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached hereto as Exhibit 2.1.

     On June 11, 2001, LSI Logic issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Business Acquired:

The required financial statements will be filed by amendment as soon as practicable.

(b) Pro Forma Financial Information:

The required pro forma financial information will be filed by amendment as soon as practicable.

(c) Exhibits:

     2.1 Agreement and Plan of Reorganization, dated as of March 26, 2001, by and among LSI Logic Corporation, Clover Acquisition Corp. and C-Cube Microsystems Inc. (Incorporated by reference to Annex A of LSI Logic Corporation's Registration Statement on Form S-4 (Registration No. 333-58862), as amended).

    99.1 Text of press release issued by LSI Logic Corporation, dated June 11, 2001 (Incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 by LSI Logic Corporation on June 11, 2001).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, LSI Logic has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2001


                                LSI LOGIC CORPORATION
                                a Delaware corporation

                                By: /s/ David G. Pursel
                                    --------------------------------
                                    David G. Pursel
                                    Vice President, General Counsel
                                    and Secretary
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                                INDEX TO EXHIBITS
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
EXHIBIT
NUMBER            DESCRIPTION OF DOCUMENT
2.1               Agreement and Plan of Reorganization, dated as of March 26,
                  2001, by and among LSI Logic Corporation, Clover Acquisition
                  Corp. and C-Cube Microsystems Inc. (Incorporated by reference to Annex A of LSI Logic Corporation's Registration Statement
                  on Form S-4 (Registration No. 333-58862), as amended).

99.1 Text of press release issued by LSI Logic Corporation, dated June 11, 2001 (Incorporated by reference to the filing pursuant to Rule 425 under the Securities Act of 1933 by LSI Logic Corporation on June 11, 2001).
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